Earnings Per share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share

2. EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income attributable to common stockholders by the weighted-average number of common shares outstanding during the reporting period. Diluted earnings per share is computed similar to basic earnings per share except that it reflects the potential dilution that could occur if dilutive securities or other obligations to issue common stock were exercised or converted into common stock. For the years ended December 31, 2016 and 2015, the dilutive effect of 623 and 431 stock options (“NQSO”) and restricted stock units (“RSU”), respectively, were excluded from the diluted weighted-average common shares outstanding as the Company incurred a loss during these periods. For the years ended December 31, 2016, 2015 and 2014 1,594, 1,179 and 540 NQSOs and RSUs, respectively, were excluded from the calculation of diluted earnings per share based on the application of the treasury stock method, as such NQSOs and RSUs were determined to be anti-dilutive.

The computations for basic and diluted earnings per share for the years ended December 31, 2016, 2015 and 2014 are as follows:

(shares in thousands)
	2016	2015	2014
Income (loss) from continuing operations	$(8,177)	$(6,189)	$20,718
Loss on discontinued operations, net of income taxes, attributable to Great Lakes Dredge & Dock Corporation	—	—	(10,423)
Net income (loss) attributable to common stockholders of Great Lakes Dredge & Dock Corporation	$(8,177)	$(6,189)	$10,295

Weighted-average common shares outstanding — basic	60,744	60,410	59,938
Effect of stock options and restricted stock units	—	—	584

Weighted-average common shares outstanding — diluted	60,744	60,410	60,522

Earnings (loss) per share from continuing operations — basic	$(0.13)	$(0.10)	$0.35
Earnings (loss) per share from continuing operations — diluted	$(0.13)	$(0.10)	$0.34